EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT, dated as of January 14, 2025 (this “Amendment”), among DIAMETER CREDIT COMPANY HOLDINGS LLC, a Delaware limited liability company, as borrower (the “Borrower”), DIAMETER CREDIT COMPANY, a Delaware limited liability company, as equityholder (in such capacity, the “Equityholder”) and as collateral manager (in such capacity, the “Collateral Manager”), CITIBANK, N.A., as administrative agent (the “Administrative Agent”), each of the Lenders party hereto, CITIBANK, N.A. (acting through its Agency & Trust division), as collateral agent (in such capacity, the “Collateral Agent”) and as custodian (in such capacity, the “Custodian”) and SIEPE, LLC, as the collateral administrator (the “Collateral Administrator”).

WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent, the Custodian and the Collateral Administrator are party to the Credit and Security Agreement, dated as of January 10, 2024 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to amend the Credit Agreement in accordance with Section 12.01 of the Credit Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions
SECTION 1.1.
Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.
ARTICLE II

Amendment to the Credit Agreement

SECTION 2.1.
As of the date of this Amendment, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto.
SECTION 2.2.
As of the date of this Amendment, the Schedules and Exhibits to the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined

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text) as set forth on the pages of the Schedules and Exhibits to the Credit Agreement attached as Appendix B hereto.
ARTICLE III

Representations and Warranties

SECTION 3.1.
The Borrower hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement and the other Facility Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date in which case such representation or warranty was true and correct in all material respects as of such specific date), except for any such representations and warranties that are qualified by materiality which shall be true and correct in all respects.
ARTICLE IV

Conditions Precedent
SECTION 4.1.
This amendment shall become effective upon satisfaction of the following conditions:
(a)
the execution and delivery of this Amendment by the parties hereto;
(b)
the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer;
(c)
the Administrative Agent’s receipt of the executed legal opinion of Dechert LLP, counsel to the Borrower, in form and substance acceptable to the Administrative Agent in its reasonable discretion; and
(d)
the payment by the Borrower in immediately available funds of all fees required to be paid on the date hereof and the reasonable and documented fees, disbursements and other charges of outside counsel to be received on the date hereof in accordance with Section 12.04 of the Credit Agreement.
ARTICLE V

Miscellaneous
SECTION 5.1.
Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED

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BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
SECTION 5.2.
Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 5.3.
Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.
SECTION 5.4.
Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Counterparts may be executed and delivered via facsimile, electronic mail or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Sign, Adobe Fill & Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to the parties hereto) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 5.5.
Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
SECTION 5.6.
Direction. Each of the Borrower, the Equityholder, the Collateral Manager and the Administrative Agent hereby consents to and directs the Collateral Agent, the Custodian and the Collateral Administrator to execute this Amendment and acknowledges and agrees that the Collateral Agent, the Custodian and the Collateral Administrator shall be fully protected in relying upon the foregoing consent and direction and hereby releases the Collateral Agent, the Custodian and the Collateral Administrator and their respective officers, directors, agents, employees and shareholders, as applicable, from any liability for complying with such direction, including but not limited to any claim that this Amendment is not authorized or permitted by the Credit Agreement or any claim that some or all of the conditions precedent to the execution of this Amendment have not been complied with.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DIAMETER CREDIT COMPANY HOLDINGS LLC,
as Borrower

By: DIAMETER CREDIT COMPANY, its sole managing member

By:__/s/ Vishal Sheth___________________
Name: Vishal Sheth
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

DIAMETER CREDIT COMPANY, as Collateral Manager

By:__/s/ Vishal Sheth___________________
Name: Vishal Sheth
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

DIAMETER CREDIT COMPANY, as Equityholder

By:__/s/ Vishal Sheth___________________
Name: Vishal Sheth
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent and as a Lender

By:__/s/ V. Nocerino___________________
Name: V. Nocerino
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A. (acting through its Agency & Trust division), as Custodian and as Collateral Agent

By:__/s/ Paul Leba___________________
Name: Paul Leba
Title: Senior Trust Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

SIEPE, LLC, as Collateral Administrator

By:__/s/ Michael Pusateri_____________
Name: Michael Pusateri
Title: CEO

[Signature Page to Amendment No. 2 to Credit Agreement]

APPENDIX A

EXECUTION VERSION

CONFORMED THROUGH ~~FIRST~~SECOND AMENDMENT DATED ~~MAY 22~~JANUARY 14, ~~2024~~2025

CREDIT AND SECURITY AGREEMENT

Dated as of January 10, 2024

among

DIAMETER CREDIT COMPANY HOLDINGS LLC, as Borrower,

DIAMETER CREDIT COMPANY,
as Equityholder,

DIAMETER CREDIT COMPANY,
as Collateral Manager,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

CITIBANK, N.A.,
as Administrative Agent,

CITIBANK, N.A. (acting through its Agency & Trust division), as Custodian and as Collateral Agent

and

SIEPE, LLC,
as Collateral Administrator

SCHEDULES

Schedule 1 ~~Initial~~ Commitments and Percentages
Schedule 2 Contents of Monthly Report
Schedule 3 Contents of Payment Date Report
Schedule 4 GICS Industry Classifications
Schedule 5 Approved Broker Dealers
Schedule 6 Notice Information
Schedule 7 Authorized Persons
Schedule 8 Diversity Score Calculations
Schedule 9 Reserved

Schedule 10 Reserved

Schedule 11 Moody’s Ratings Definitions

Schedule 12 S&P Ratings Definitions

EXHIBITS

Exhibit A Form of Approval Request
Exhibit B Form of Notice of Borrowing (with attached form of Borrowing Base Calculation Statement)
Exhibit C Form of Notice of Prepayment
Exhibit D Form of Assignment and Acceptance
Exhibit E Form of Note
Exhibit F Form of Tax Compliance Certificates

Exhibit G Reserved

Exhibit H Form of Request for Release and Receipt

Exhibit I Form of Monthly Report

“Additional Amounts” has the meaning assigned to such term in Section 12.03(a).

“Administrative Agent” has the meaning assigned to such term in the introduction to this Agreement.

“Administrative Agent Fee Letter” means that certain amended and restated fee letter, dated as of the ~~First~~Second Amendment Effective Date, between the Administrative Agent and the Borrower, setting forth certain fees payable by the Borrower to the Administrative Agent and the Lenders in connection with the transactions contemplated by this Agreement.

“Administrative Expense Cap” means, for any Payment Date, an amount equal (when taken together with any Administrative Expenses paid during the period since the preceding Payment Date or, in the case of the first Payment Date, the Closing Date) to $200,000 per annum, pro‑rated for the related Interest Accrual Period on the basis of a 360‑day year and the actual number of days elapsed.

“Administrative Expenses” means the reasonable and documented fees and expenses (including indemnities) and other amounts of the Borrower due or accrued with respect to any Payment Date and payable in the following order:

(a)
first, pro rata to the Collateral Administrator, the Collateral Agent, the Securities Intermediary, the Custodian and the Bank in any of its other capacities under the Facility Documents, the Collateral Administration and Agency Fee, and any other amounts, expenses and indemnities payable to the Collateral Administrator, the Collateral Agent, the Securities Intermediary or the Custodian, as applicable, pursuant to the terms hereof and any other Facility Documents;
(b)
second, to the Collateral Manager for expenses incurred by the Collateral Manager in connection with the services provided under this Agreement, excluding any Collateral Management Fee; and
(c)
third, on a pro rata basis, to:
(i)
the Independent Accountants, agents (other than the Collateral Manager) and counsel of the Borrower for fees and expenses related to the Collateral and the Facility Documents;
(ii)
any other Person (other than the Agents or the Lenders) in respect of any other fees or expenses permitted under or incurred pursuant to or in connection with the Facility Documents; and
(iii)
indemnification obligations owing by the Borrower to the Borrower’s independent directors under its Constituent Documents;

provided that, for the avoidance of doubt, (1) amounts that are expressly payable to any Person under the Priority of Payments in respect of an amount that is stated to be payable as an amount other than as Administrative Expenses shall not constitute Administrative

“Applicable Law” means any Law of any Governmental Authority, including all federal and state banking or securities laws, to which the Person in question is subject or by which it or any of its assets or properties are bound.

“Applicable Margin” ~~means (a) prior to the Commitment Termination Date, 2.50% and (b) on and after the Commitment Termination Date, 3.00%~~has the meaning assigned to such term in the Administrative Agent Fee Letter.

“Applicable Reference Rate” means, collectively or individually, Term SOFR, Daily Compounded CORRA, SONIA or the EURIBOR Rate.

“Approval Request” has the meaning assigned to such term in Section 2.01(a).

“Approved Broker Dealer” means each qualified broker‑dealer listed on Schedule 5 or approved by the Administrative Agent in its reasonable discretion.

“Approved Valuation Firm” means each of Alvarez & Marsel, Duff & Phelps Corp., FTI Consulting, Inc., Houlihan Lokey, Lincoln International LLC, Murray Devine, Valuation Research Corp., and any other nationally recognized accounting firm or valuation firm approved by the Administrative Agent and the Borrower, each in its reasonable discretion.

“Asset Advance Rate” means, as of any date of determination with respect to each Eligible Collateral Asset, the Asset Advance Rate set forth on the related Approval Request by the Administrative Agent, which shall be based on the lowest applicable indicative levels for the type of such Eligible Collateral Asset set forth below:

Type of Eligible Collateral Asset	Asset Advance Rate
Private Credit Loans	72.5%
Senior Secured Bonds	70.0%
Middle Market Loans (that are not Private Credit Loans)	70.0%
First Lien Last Out Loans	50.0%
MRR Loans	50.0%
Second Lien Loans	40.0%
Senior Unsecured Bonds	35.0%

“Asset Value” means, with respect to any Collateral Asset on the relevant date of determination,

(d)
prior to the occurrence of an Asset Value Adjustment Event, its Original Asset Value; and
(e)
(i) after the occurrence of an Asset Value Adjustment Event set forth in clause (a), (c) or (d) of the definition thereof below, zero (unless otherwise expressly determined by the Administrative Agent in its commercially sole discretion); and (ii) after the occurrence of an Asset Value Adjustment Event (other than set forth in clause (a), (c) or (d) of the definition thereof) under the laws of which such Secured Party is organized or in which its principal office is located, or in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Commitment or an Advance pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in such Commitment or Advance or (ii) such Lender designates a new lending office, except in each case to the extent that, pursuant to Section 12.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Secured Party’s failure to comply with Section 12.03(f), and (d) Taxes imposed by FATCA.

“Exercise Notice” has the meaning assigned to such term in Section 6.04(e).

“Facility Amount” means, as of the ~~Closing~~Second Amendment Effective Date, $~~200,000,000~~300,000,000 (as such amount may be reduced from time to time pursuant to Section 2.06, increased pursuant to Section 2.22 or as otherwise agreed to by the Borrower, the applicable Lenders, the Collateral Manager and the Administrative Agent); provided further, that following the Commitment Termination Date, the Facility Amount will equal the Advances Outstanding as of the applicable date of determination.

“Facility Documents” means this Agreement, the Notes, the Account Control Agreement, the Sale Agreement, the Administrative Agent Fee Letter, the Lender Fee Letter, the Collateral Administration and Agency Fee Letter and any other security agreements and other instruments entered into or delivered by or on behalf of the Borrower in favor of the Collateral Agent, the Administrative Agent or any Lender from time to time pursuant to this Agreement.

“Facility Increase” has the meaning specified in Section 2.22.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended versions of Sections 1471 through 1474 of the Code that are substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rule, guidance notes or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities implementing any of the foregoing.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Basis Amount” means, for any Payment Date, the quotient of (a) the arithmetic mean of (i) the Aggregate Principal Balance of all Eligible Collateral Assets plus (ii) the Principal Proceeds and Eligible Investments made with Principal Proceeds on deposit in the Collection Accounts, in each case, on the first day and on the last day of the related Interest Accrual Period, divided by (b) the number of days during such Interest Accrual Period.

“Final Maturity Date” means the earliest to occur of (i) the date on which the Borrower (or the Collateral Manager on its behalf) reduces the Facility Amount in full pursuant to Section 2.06(b); (ii) the day that is two (2) years after the Commitment Termination Date; and (iii) the date on which the Administrative Agent provides notice of the declaration of the Final Maturity Date after the occurrence and during the continuance of an Event of Default; provided, that, in the case of the foregoing clauses (i) and (ii), if such day is not a Business Day, then the Final Maturity Date shall be the next succeeding Business Day.

“Financial Asset” has the meaning specified in Section 8‑102(a)(9) of the UCC.

“Firm Bid” means with respect to any Collateral Asset, a good and irrevocable bid for value requested by the Administrative Agent, to purchase the par amount of such Collateral Asset, expressed as a percentage of the par amount of such Collateral Asset and exclusive of accrued interest and premium, for scheduled settlement substantially in accordance with the then-current market practice in the principal market for such Collateral Asset, submitted as of 11:00 a.m. on the date of determination or as soon as practicable thereafter.

~~“First Amendment Effective Date” means May 22, 2024.~~

“First Lien Last Out Loan” means, as of any date of determination, any Collateral Asset that would constitute a First Lien Loan but that, at any time prior to and/or after an event of default under the related Underlying Loan Agreement of such Collateral Asset, will be paid after one or more tranches of First Lien Loans issued by the same Obligor have been paid in full in accordance with a specified waterfall or other priority of payments specified in the applicable Related Documents or an agreement among lenders.

“First Lien Loan” means any Collateral Asset that meets the following criteria: (i) is not (and is not expressly permitted by its terms to become) contractually subordinate in right of payment to any other obligation for borrowed money of the Obligor of such loan other than a Permitted Working Capital Facility; (ii) is secured by a valid first-priority perfected Lien in, to or on specified collateral securing the Obligor’s obligations under such Collateral Asset (whether or not such Collateral Asset is also secured by any lower priority Lien on other collateral) subject to customary permitted Liens (including any such Lien securing a Permitted Working Capital Facility); and (iii) the Collateral Manager determines in good faith in accordance with the Collateral Management Standard that the value of the collateral securing such Collateral Asset together with other attributes of the Obligor (including, without limitation, the Obligor’s cash flow, enterprise value and general financial condition) on or about the Acquisition Date is at all times adequate to repay the outstanding Principal Balance of such Collateral Asset plus the aggregate outstanding Principal Balances of all other loans of equal seniority secured by a first priority Lien in the same collateral.

“Sale Agreement” means the Sale and Contribution Agreement, dated as of the Closing Date, by and between Diameter Credit Company, as Seller, and Diameter Credit Company Holdings LLC, as Purchaser, as may be amended, restated, supplemented or otherwise modified from time to time.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any comprehensive Sanctions (which as of the Closing Date includes Crimea, Cuba, the Donetsk People’s Republic, the Luhansk People’s Republic, Iran, North Korea and Syria).

“Sanctioned Person” means at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, or by the United Nations Security Council, the European Union (including, any member state thereof), Canada or the United Kingdom, (ii) any Person that is a Sanctions target pursuant to any Sections imposed on a Sanctioned Country or (iii) any Person controlled by any such Person.

“Sanctions” means individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future Executive Order; (b) the United Nations Security Council; (c) the European Union (including any member state thereof); (d) the United Kingdom; (f) the Government of Canada; or (g) to the extent that such bodies have jurisdiction over the Borrower or the applicable Subsidiary or such economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws are binding on the Borrower or the applicable Subsidiary, a body administering such economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws in any jurisdiction in which the Borrower or any of its Subsidiaries is located or doing business.

“Scheduled Distribution” means, with respect to any Collateral Asset, for each Due Date, the scheduled payment of principal and/or interest and/or fees due on such Due Date with respect to such Collateral Asset.

“SEC” means the Securities and Exchange Commission or any other Governmental Authority of the United States of America at the time administrating the Securities Act, the Investment Company Act or the Exchange Act.

“Second Amendment Effective Date” means January 14, 2025.

“Second Lien Loan” means any Collateral Asset that meets the following criteria:

(a)
is not (and is not expressly permitted by its terms to become) subordinate in right of payment to any other obligation for borrowed money (other than one or more first lien loans of the related Obligor) of the Obligor of such loan;

than an Senior Unsecured Bond) and (c) if it is subordinated by its terms, is subordinated only to indebtedness for borrowed money, trade, claims, capitalized leases or other similar obligations.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Solvent” as to any Person means that such Person is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code or Section 271 of the New York Debtor and Creditor Law.

“SONIA” means, for any day during the Interest Accrual Period with respect to Advances denominated in GBP, the rate per annum equal to the SONIA (GBP overnight index average) reference rate displayed on the relevant screen of any authorized distributor of that reference rate. If SONIA is less than zero percent, SONIA will be deemed to be zero percent for all purposes of this Agreement and the other Facility Documents.

“Standstill Period” means, the period from and including the date on which a Collateral Manager Default Notice is received by the Collateral Manager to and including the 30th calendar day thereafter.

“Standby Directed Investment” has the meaning assigned to such term in Section 8.08(a).

“Structured Finance Obligation” means any debt obligation owing by a special purpose finance vehicle that is secured directly and primarily by, primarily referenced to, and/or primarily representing ownership of, a pool of receivables or a pool of other assets, including collateralized debt obligations, residential mortgage‑backed securities, commercial mortgage‑backed securities, other asset‑backed securities, “future flow” receivable transactions and other similar obligations.

“Subsidiary” means any Person with respect to which the Borrower or the Equityholder, as the case may be, owns, directly or indirectly, more than 50% of the Equity Securities of such Person; provided that a Person whose Equity Securities were acquired by the Borrower or the Equityholder, as the case may be, in a workout or restructuring of a Collateral Asset shall not be deemed to be a “Subsidiary” for purposes of this Agreement.

“Substitute Loan” has the meaning assigned to such term in Section 10.03.

“Successor Collateral Manager” has the meaning assigned to such term in Section 14.08(a).

“Supported QFC” has the meaning assigned to such term in Section 12.19.

“Target Facility Amount” means $~~300,000,000~~500,000,000.

APPENDIX B

Conformed to Second Amendment to CSA

SCHEDULE 1

~~Initial~~ Commitments and Percentages

Lender	Commitment	Percentage
Citibank, N.A.	$~~200,000,000~~300,000,000	100%
Total	$~~200,000,000~~300,000,000	100%

Sch. 1-1

SCHEDULE 6

Notice Information

If to the Administrative Agent:	Citibank, N.A. 388 Greenwich St., 6th Floor Trading New York, NY 10013 Attention: Vincent Nocerino Tel: (212) 723-6078 Fax: (626) 236-4469 Email: vincent.nocerino@citi.com; portfoliotrsdesk@citi.com

If to the Borrower:

Diameter Credit Company Holdings LLC

55 Hudson Yards, 29th Floor

New York, NY 10001

Attention: Alexander Albert; Matthew Gilmartin~~; Shailini Rao~~

Telephone: 212-655-1419

Email: vsheth@diameter@diametercap.com; Aalbert@diametercap.com; mgilmartin@diametercap.com~~; srao@diametercap.com~~

If to the Equityholder or the Collateral Manager:

Diameter Credit Company
55 Hudson Yards, 29th Floor

New York, NY 10001

Attention: Alexander Albert; Matthew Gilmartin~~; Shailini Rao~~

Telephone: 212-655-1419

Email: vsheth@diameter@diametercap.com; Aalbert@diametercap.com; mgilmartin@diametercap.com~~; srao@diametercap.com~~

If to the Collateral Agent, the Custodian or the Securities Intermediary:

Citibank, N.A. (acting through its Agency & Trust division)

388 Greenwich Street

New York, New York 10013

Attention: Agency & Trust – Diameter Credit Company Holdings LLC

Email: ecliff.jackman@citi.com

or call (888) 855-9695 to obtain Citibank, N.A.account manager’s email address

Sch. 6-1

SCHEDULE 7

Authorized Persons

Borrower

Joseph Carvalho

Ben Pasternack

~~Shailini Rao~~Michael Cohn

Vishal Sheth

Alexander Albert

Collateral Manager

Joseph Carvalho

Ben Pasternack

~~Shailini Rao~~Michael Cohn

Vishal Sheth

Alexander Albert

Administrative Agent

Vincent Nocerino

Mitali Sohoni

Wayne Gee

Andrea Vaswani

~~Aima Dong~~

Sch. 7-1

EXHIBIT A

FORM OF APPROVAL REQUEST

[Date]

Citibank, N.A., as Administrative Agent
388 Greenwich St., 6th Floor Trading

New York, NY 10013

Attention: Vincent Nocerino

Tel: (212) 723-6078

Fax: (626) 236-4469

Email: vincent.nocerino@citi.com; portfoliotrsdesk@citi.com

Diameter Credit Company, as Equityholder

55 Hudson Yards, 29th Floor

New York, NY 10001

Attention: Alexander Albert; Matthew Gilmartin~~; Shailini Rao~~

Telephone: 212-655-1419

Email: vsheth@diametercap.com; Aalbert@diametercap.com; mgilmartin@diametercap.com~~; srao@diametercap.com~~

Citibank, N.A. (acting through its Agency & Trust division), as Collateral Agent
388 Greenwich Street

New York, New York 10013

Attention: Agency & Trust – Diameter Credit Company Holdings LLC

Email: ecliff.jackman@citi.com

or call (888) 855-9695 to obtain Citibank, N.A. account manager’s email address

Siepe, LLC, as Collateral Administrator

5440 Harvest Hill Road, Suite 100

Dallas, Texas 75230

Attention: Sabrina Schmidt

Email: sschmidt@siepe.com; SiepeOps@siepe.com and Diameter_Credit_Co@siepenotices.com

Fax: 16469936275

Greetings:

Reference is hereby made to the Credit and Security Agreement, dated as of January 10, 2024 (as the same may from time to time be amended, supplemented, waived or modified, the “Credit Agreement”), among DIAMETER CREDIT COMPANY HOLDINGS LLC, a Delaware limited liability company, as borrower (the “Borrower”), DIAMETER CREDIT COMPANY, a Delaware statutory trust, as equityholder (the “Equityholder”), DIAMETER CREDIT COMPANY, a Delaware statutory trust, in its capacity as collateral manager (the “Collateral Manager”), the lenders from time to time parties thereto, CITIBANK, N.A., as administrative agent, CITIBANK, N.A. (acting through its Agency & Trust division), as collateral agent and as custodian and SIEPE, LLC, as collateral administrator. Capitalized terms used herein and not

Exh. A-1

EXHIBIT B

FORM OF NOTICE OF BORROWING

[Date]

Diameter Credit Company Holdings LLC, as Borrower

55 Hudson Yards, 29th Floor

New York, NY 10001

Attention: Alexander Albert; Matthew Gilmartin~~; Shailini Rao~~

Telephone: 212-655-1419

Email: vsheth@diametercap.com; Aalbert@diametercap.com; mgilmartin@diametercap.com~~; srao@diametercap.com~~

Citibank, N.A., as Administrative Agent
388 Greenwich St., 6th Floor Trading

New York, NY 10013

Attention: Vincent Nocerino

Tel: (212) 723-6078

Fax: (626) 236-4469

Email: vincent.nocerino@citi.com; portfoliotrsdesk@citi.com

Citibank, N.A. (acting through its Agency & Trust division), as Collateral Agent
388 Greenwich Street

New York, New York 10013

Attention: Agency & Trust – Diameter Credit Company Holdings LLC

Email: ecliff.jackman@citi.com

or call (888) 855-9695 to obtain Citibank, N.A. account manager’s email address

Siepe, LLC, as Collateral Administrator

5440 Harvest Hill Road, Suite 100

Dallas, Texas 75230

Attention: Sabrina Schmidt

Email: sschmidt@siepe.com; SiepeOps@siepe.com and Diameter_Credit_Co@siepenotices.com

Fax: 16469936275

NOTICE OF BORROWING

This Notice of Borrowing is made pursuant to Section 2.02 of that certain Credit and Security Agreement, dated as of January 10, 2024 (as the same may from time to time be amended, supplemented, waived or modified, the “Credit Agreement”), among DIAMETER CREDIT COMPANY HOLDINGS LLC, a Delaware limited liability company, as Borrower, DIAMETER CREDIT COMPANY, a Delaware statutory trust, as Equityholder, DIAMETER CREDIT COMPANY, a Delaware statutory trust, as Collateral Manager, the Lenders from time to time party thereto, CITIBANK, N.A., as Administrative Agent, CITIBANK, N.A. (acting through its Agency & Trust division), as Collateral Agent and as Custodian and SIEPE, LLC, as

Exh. B-1

EXHIBIT C

FORM OF NOTICE OF PREPAYMENT

[________]

Diameter Credit Company Holdings LLC

55 Hudson Yards, 29th Floor

New York, NY 10001

Attention: Alexander Albert; Matthew Gilmartin~~; Shailini Rao~~

Telephone: 212-655-1419

Email: vsheth@diametercap.com; Aalbert@diametercap.com; mgilmartin@diametercap.com~~; srao@diametercap.com~~

Citibank, N.A.
388 Greenwich St., 6th Floor Trading

New York, NY 10013

Attention: Vincent Nocerino

Tel: (212) 723-6078

Fax: (626) 236-4469

Email: vincent.nocerino@citi.com; portfoliotrsdesk@citi.com

Citibank, N.A. (acting through its Agency & Trust division)
388 Greenwich Street

New York, New York 10013

Attention: Agency & Trust – Diameter Credit Company Holdings LLC

Email: ecliff.jackman@citi.com

or call (888) 855-9695 to obtain Citibank, N.A. account manager’s email address

Siepe, LLC
5440 Harvest Hill Road, Suite 100

Dallas, Texas 75230

Attention: Sabrina Schmidt

Email: sschmidt@siepe.com; SiepeOps@siepe.com and Diameter_Credit_Co@siepenotices.com

Fax: 16469936275

NOTICE OF PREPAYMENT

This Notice of Prepayment is made pursuant to Section 2.05(a) of that certain Credit and Security Agreement, dated as of January 10, 2024 (as the same may from time to time be amended, supplemented, waived or modified, the “Credit Agreement”), by and among DIAMETER CREDIT COMPANY HOLDINGS LLC, a Delaware limited liability company, as Borrower, DIAMETER CREDIT COMPANY, a Delaware statutory trust, as Equityholder, DIAMETER CREDIT COMPANY, a Delaware statutory trust, as Collateral Manager, the Lenders from time to time party thereto, CITIBANK, N.A., as Administrative Agent, CITIBANK, N.A. (acting through its Agency & Trust division), as Collateral Agent and as

Exh. C-1